UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

COMBINATORX, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Sixteenth Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in its Current Report on Form 8-K dated May 19, 2009, CombinatoRx, Incorporated (the "Company") received a letter dated May 18, 2009 from the Listing Qualifications Department of the NASDAQ Stock Market ("NASDAQ") informing the Company that, based on a review of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2009, it no longer complies with the minimum $10.0 million stockholders' equity requirement for continued listing on The NASDAQ Global Market, as set forth in NASDAQ Marketplace Rule 5450(b)(1)(A) (the "Stockholders' Equity Requirement").

As reported in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2009, the Company had a $19.4 million current liability representing the outstanding principal and interest balance of the convertible promissory notes issued by CombinatoRx (Singapore) Pte. Ltd. ("CRX-SG") to Biomedical Sciences Investment Fund Pte. Ltd.. As a result of the divestiture of its subsidiary, CRX-SG, on June 2, 2009 and the elimination of this $19.4 million current liability, the Company expects that the stockholders' equity that it reports to be reported in its Quarterly Report on Form 10-Q for the six months ended June 30, 2009 would will bring the Company back into compliance with the Stockholders' Equity Requirement.

On June 2, 2009, the Company provided this information to NASDAQ in a timely fashion, as part of the Company's plan of compliance, which was requested by NASDAQ in its letter of May 18, 2009. Despite the Company's current expectations, there can be no assurance that NASDAQ will accept the Company's plan to comply with the Stockholders' Equity Requirement.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as expectations and assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward looking statements. All statement other than statements of historical fact are statements that could be deemed forward looking statements, including, but limited to, the Company's expectations relating to the impact of the divestiture on its stockholders' equity and the Company's ability to regain and maintain compliance with NASDAQ Marketplace Rules applicable to it, including the timing of such compliance. Forward-looking statements typically are identified by use of terms such as "believe," "anticipate," "expect," "estimate," "intend," "plan," "project," "will be," "will continue," "will result," "seek," "could," "may," "might," or any variations of such words or words with similar meanings. These forward looking statements reflect management's current views and the Company does not undertake to update any of these forward looking statements to reflect a change in its views or events or circumstances that occur after the date of this Current Report on Form 8-K.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBINATORX, INCORPORATED
	By:	/s/ Jason F. Cole
Name: Jason F. Cole
Title: Senior Vice President and
General Counsel
Dated: June 2, 2009